UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 9, 2009

BRIGHTPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)
Indiana

(State or Other Jurisdiction of Incorporation)

1-12845	35-1778566

(Commission File Number)	(IRS Employer Identification No.)

7365 Interactive Way, Suite 200, Indianapolis, IN	46278

(Address of Principal Executive Offices)	(Zip Code)
(317) 707-2355

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends item 2.05 of the Current Report on Form 8-K filed by Brightpoint, Inc. (“Brightpoint” or the “Company”) with the United States Securities Exchange Commission on February 9, 2009 (the “Original Form 8-K”) solely to provide updated information regarding the Company’s estimate of the severance costs it expects to incur in connection with the workforce reduction of at least 220 positions announced as part of its 2009 Spending and Debt Reduction Plan.
This Form 8-K/A (Amendment No. 1) does not amend or modify any of the information set forth in Items 2.02, 2.06, 3.03 and 5.02 of the Original Form 8-K.

ITEM 2.05	Costs Associated with Exit or Disposal Activities.
On February 9, 2009, the Company announced a plan to reduce spending in 2009 by approximately $40 to $45 million (comprised of $12 to $14 million of cost avoidance initiatives and $28 to $31 million of spending reduction initiatives) and to reduce average daily debt by approximately $100 to $150 million in 2009. The spending reduction measures include, among other things, a substantial workforce reduction of at least 220 positions, or approximately 7% of the Company’s workforce. The Company currently expects to incur severance costs of $7.0 million to $9.0 million related to this workforce reduction. Most of these charges will be recorded in the first half of 2009. All of these estimated severance charges are expected to result in future cash payments.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Certain information in this Form 8-K/A may contain forward-looking statements regarding future events or the future performance of Brightpoint, including, but not limited to, statements regarding estimated range of amounts expected to result in future cash expenditures. These statements are only predictions and actual events or results may differ materially. Please refer to the documents Brightpoint files, from time to time, with the Securities and Exchange Commission; including, Brightpoint’s most recent Form 10-K and Form 10-Q and Exhibit 99.1, thereto. These documents contain and identify important risk factors that could cause the actual results to differ materially from those contained in or implied by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date these statements were made. Brightpoint undertakes no obligation to update any forward-looking statements contained in this Form 8-K/A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTPOINT, Inc. (Registrant)
	By:	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President, Chief Financial Officer and Treasurer
Date: February 26, 2008